UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2004

MISSISSIPPI CHEMICAL CORPORATION
(Exact name of Registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation)	001-12217 (Commission File Number)	64-0292638 (I.R.S. Employer Identification Number)
3622 Highway 49 East Yazoo City, Mississippi (Address of principal executive offices)		39194 (Zip code)

Registrant's telephone number, including area code:  (662) 746-4131

Not Applicable
(Former name or former address, if changed since last report)

Item 3.     Bankruptcy or Receivership.

     On April 16, 2004, the Registrant issued the Press Release attached hereto as Exhibit 99 announcing the filing of its Joint Plan of Reorganization with the U.S. Bankruptcy Court for the Southern District of Mississippi.  The plan is subject to review and approval by certain creditors of the Registrant and the bankruptcy court.

Item 7.     Financial Statements and Exhibits.

     (c)     Exhibits.

Exhibit Number	Description
2.1	Debtors' Joint Plan of Reorganization, dated April 15, 2004.
2.2	Disclosure Statement for Debtor's Joint Plan of Reorganization, dated April 15, 2004.
99	Press Release, dated April 16, 2004, announcing that the Company had filed its Joint Plan of Reorganization with the U.S. Bankruptcy Court for the Southern District of Mississippi.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISSISSIPPI CHEMICAL CORPORATION

By:       /s/ Timothy A. Dawson
Name:    Timothy A. Dawson
Title:      Senior Vice President and Chief Financial Officer

Date:    April 19, 2004

EXHIBIT INDEX

Exhibit Number	Description
2.1	Debtors' Joint Plan of Reorganization, dated April 15, 2004.
2.2	Disclosure Statement for Debtor's Joint Plan of Reorganization, dated April 15, 2004.
99	Press Release, dated April 16, 2004, announcing that the Company had filed its Joint Plan of Reorganization with the U.S. Bankruptcy Court for the Southern District of Mississippi.

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